                                                                   Exhibit 10.11

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

      AMENDMENT dated as of March 2, 2004 (this "AMENDMENT") to the Employment Agreement dated as of November 15, 2002 ("EMPLOYMENT AGREEMENT") by and among Ultra Clean Technology Systems and Service, Inc., a Delaware corporation (together with its successors, the "COMPANY"), Ultra Clean Holdings, Inc., a Delaware corporation ("PARENT"), and Clarence L. Granger ("EXECUTIVE").

      WHEREAS, the Company, Parent and Executive have previously entered into the Employment Agreement;

      WHEREAS, the Board and Executive desire to extend the term of Executive's employment in the positions and on the terms and conditions set forth in this Amendment and in the Employment Agreement;

      NOW THEREFORE the parties hereto agree as follows:

      Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Employment Agreement has the meaning assigned to such term in the Employment Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Employment Agreement shall, after this Amendment becomes effective, refer to the Employment Agreement as amended hereby

      Section 2. Amendment To Section 1.02. Section 1.02 of the Employment Agreement is hereby amended in its entirety to read as follows:

            Section 1.02 Term. Executive shall be employed by the Company for a period (the "EMPLOYMENT TERM") commencing on the Effective Time and, subject to earlier termination or extension as provided herein, ending on March 1, 2006.

      Section 3. Amendment To Section 2.01. Executive's Base Salary from and after the date of this Amendment shall be $300,000.

      Section 4. Amendment To Section 2.03. Section 2.03 of the Employment Agreement is hereby amended in its entirety to read as follows:

            Section 2.03 Bonus. Executive shall be eligible to participate in an executive bonus plan in accordance with the terms and conditions of such plan. For fiscal 2004, Executive's target bonus opportunity shall be $150,000, subject to meeting such performance criteria (including

      Company performance goals and/or individual performance goals) as shall be set by the Board.

      Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

      Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                ULTRA CLEAN TECHNOLOGY SYSTEMS AND SERVICE, INC.


                                By:  _____________________
                                     Name:
                                     Title:


                                ULTRA CLEAN HOLDINGS, INC.


                                By:  _____________________
                                     Name:
                                     Title:


                                EXECUTIVE:

                                ___________________________________________
                                Clarence Granger


                                       2